VESSEL	12 Months Ended
Dec. 31, 2011
Vessels And Equipment Net [Abstract]
VESSEL
6.   VESSEL

(in thousands of $)	2011	2010
Reinstatement of vessel	-	8,452
Accumulated depreciation	-	(490)
Disposal	-	(7,962)
Net book value at end of year	-	-

Depreciation expense was nil, $0.08 million and $0.2 million for the years ended December 31, 2011, 2010 and 2009, respectively. On March 15, 2010, Front Voyager was sold for net proceeds of $8.3 million and delivery took place in April 2010.